                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  April 10, 2000
                                                      --------------

                                 POPULAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       COMMONWEALTH OF PUERTO RICO             NO. 0-13818     NO. 66-0416582
---------------------------------------------  -----------  --------------------
(State or other jurisdiction of incorporation) (Commission   (IRS Employer
                                               File Number)  Identification No.)


            209 MUNOZ RIVERA AVENUE
             HATO REY, PUERTO RICO                                     00918
   ----------------------------------------                         ----------
   (Address of principal executive offices)                         (Zip Code)


  Registrant's telephone number, including area code: (787) 765-9800
                                                      --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 10, 2000, Popular, Inc. (the "Corporation") announced in a news release its operational results for the quarter ended March 31, 2000. A copy of the Corporation's release, dated April 10, 2000, is attached hereto as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99(a) News release, dated April 10, 2000, announcing the Corporation's consolidated earnings for the quarter ended March 31, 2000.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  POPULAR, INC.
                                                  -------------
                                                  (Registrant)

Date: April 11, 2000               By: /s/ Amilcar L. Jordan
      --------------                  ------------------------------------------
                                   Name: Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller

                                 EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

99(a)                      News release, dated April 10, 2000